1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 SmartBeta Equity Fund

(the “Group 1 Funds”)

1290 Multi-Alternative Strategies Fund

(the “Group 2 Fund”)

SUPPLEMENT DATED APRIL 8, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) of 1290 Funds (the “Trust”) dated March 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectuses, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

Effective immediately, the following changes are being made to the Summary Prospectuses, Prospectus and SAI for the Group 1 Funds and the Group 2 Fund listed above:

Alwi Chan is no longer a member of the portfolio management team of Equitable Investment Management, LLC. All references to Alwi Chan in the Summary Prospectuses, Prospectus and SAI are deleted in their entirety.

For each of the Group 1 Funds listed above, the section of the Summary Prospectuses and Prospectus entitled — “WHO MANAGES THE FUND — Investment Adviser: Equitable Investment Management, LLC (the “Adviser”)” is amended by removing the reference to Alwi Chan from the table and adding the following information to the table:

Name	Title	Date Began Managing the Fund
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	April 2026

The section of the Prospectus entitled “Management of the Funds — The Adviser” is amended by deleting the tenth paragraph in its entirety and replacing it with the following information:

The Adviser’s investment personnel are primarily responsible for the selection, monitoring and oversight of each Fund’s Sub-Adviser.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2016 and as a Vice President of EIM since June 2016. She has served as a Director of Portfolio Analytics since December 2014. She has been an employee of Equitable Financial since November 2013.